Exhibit 99.7

EQT MIDSTREAM PARTNERS, LP

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction	2

Unaudited Pro Forma Statement of Consolidated Operations for the three months ended March 31, 2014	4

Unaudited Pro Forma Statement of Consolidated Operations for the year ended December 31, 2013	5

Unaudited Pro Forma Statement of Consolidated Operations for the year ended December 31, 2012	6

Unaudited Pro Forma Statement of Consolidated Operations for the year ended December 31, 2011	7

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014	8

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	9

EQT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

The unaudited pro forma condensed consolidated financial statements of EQT Midstream Partners, LP (Partnership) as of and for the three months ended March 31, 2014 and for the years ended December 31, 2013, 2012 and 2011 were derived from the historical audited and unaudited financial statements of the Partnership and the Jupiter gathering system (Jupiter).

On April 30, 2014, EQM Gathering Opco, LLC (EQM Gathering), a subsidiary of the Partnership, the Partnership, EQT Midstream Services, LLC (the general partner of the Partnership and a wholly owned subsidiary of EQT Corporation) and EQT Gathering, LLC (EQT Gathering), an indirect wholly owned subsidiary of EQT Corporation (EQT), entered into a Contribution Agreement pursuant to which EQT Gathering contributed to EQM Gathering certain assets constituting Jupiter in exchange for total consideration of $1,180 million (the Jupiter Acquisition).

The Partnership and Jupiter were controlled by a common parent entity, EQT; therefore, the contribution of Jupiter to the Partnership was a transaction between entities under common control.  As a result, upon completion of the Jupiter Acquisition, Jupiter’s assets and liabilities were recorded by the Partnership at historical cost, with the difference between historical cost and the acquisition proceeds being recorded as an adjustment to partners’ capital.

The unaudited pro forma statements of consolidated operations for the three months ended March 31, 2014, and for the years ended December 31, 2013, 2012 and 2011 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2014, were based upon the historical consolidated financial statements of the Partnership, as presented in the Partnership’s Form 10-Q for the three months ended March 31, 2014 and the Partnership’s Form 10-K for the year ended December 31, 2013 and the historical financial statements of Jupiter, as presented in Exhibits 99.1 and 99.2 of the Partnership’s Current Report on Form 8-K dated April 30, 2014. The unaudited pro forma statements of consolidated operations for the three months ended March 31, 2014 and for the years ended December 31, 2013, 2012 and 2011 have been prepared as if the Jupiter Acquisition occurred on January 1, 2011. The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Jupiter Acquisition occurred on March 31, 2014. The unaudited pro forma condensed consolidated financial statements have been prepared based on the assumption that the Partnership will continue to be treated as a partnership for U.S. federal and state income tax purposes and therefore will not be subject to U.S. federal and state income taxes. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical audited and unaudited financial statements and related notes.

On May 7, 2014, the Partnership completed the Jupiter Acquisition.  The Partnership financed the Jupiter Acquisition by issuing common units representing limited partner interests in the Partnership and borrowing under the Partnership’s revolving credit facility. The unaudited pro forma condensed consolidated financial statements give pro forma effect to the following:

•                  the issuance of 12,362,500 common units, which includes the underwriters’ exercise in full of the option to purchase 1,612,500 additional common units, for net proceeds of approximately $902 million in cash;

•                  the borrowing of approximately $219 million under the Partnership’s revolving credit facility; and

•                  EQT’s contribution of the Jupiter assets to the Partnership in exchange for $1,121 million in cash, consisting of the net proceeds of the offering and the borrowing under the revolving credit facility, and the issuance of 516,050 common units for approximately $39 million, and the issuance of 262,828 general partner units for approximately $20 million.

The adjustments to the historical audited and unaudited financial statements are based on currently available information and certain estimates and assumptions. The actual effects of these transactions will differ from the pro forma adjustments. However, management believes that its assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of the events that are directly attributable to the transactions and reflect those items expected to have a continuing impact on the Partnership.

The unaudited pro forma condensed consolidated financial statements of the Partnership have been derived from the historical financial statements of the Partnership and Jupiter and are qualified in their entirety by reference to such historical financial statements and the related notes contained therein. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that actually would have occurred had the Partnership acquired Jupiter on the dates indicated or that will be obtained in the future.

EQT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS

THREE MONTHS ENDED MARCH 31, 2014

	EQT Midstream Partners, LP	Jupiter Gathering System	Pro Forma Adjustments		EQT Midstream Partners, LP Pro Forma

	(Thousands, except per unit amounts)
Revenues:
Operating revenues – affiliate	$27,129	$30,838	$—		$57,967
Operating revenues – third party	35,444	—	—		35,444
Total operating revenues	62,573	30,838	—		93,411
Operating expenses:
Operating and maintenance	8,124	2,486	—		10,610
Selling, general and administrative	7,359	3,115	—		10,474
Depreciation and amortization	6,849	1,522	—		8,371
Total operating expenses	22,332	7,123	—		29,455
Operating income	40,241	23,715	—		63,956
Other income, net	269	—	—		269
Interest expense (income), net	5,655	—	903	(f)	6,558
Income before income taxes	34,855	23,715	(903)		57,667
Income tax expense	—	9,066	(9,066)	(a)	—
Net income	$34,855	$14,649	$8,163		$57,667
General partner interest in net income	(1,723)				(2,179)
Limited partner interest in net income	$33,132				$55,488
Net income per limited partner unit – basic	$0.69				$0.91
Net income per limited partner unit – diluted	$0.69				$0.91
Weighted-average limited partner units outstanding - basic	47,819		12,363	(b)	60,698
			516	(g)
Weighted-average limited partner units outstanding - diluted	47,938		12,363	(b)	60,817
			516	(g)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EQT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS

YEAR ENDED DECEMBER 31, 2013

	EQT Midstream Partners, LP	Jupiter Gathering System	Pro Forma Adjustments		EQT Midstream Partners, LP Pro Forma

	(Thousands, except per unit amounts)
Revenues:
Operating revenues – affiliate	$142,437	$117,821	$—		$260,258
Operating revenues – third party	43,454	—	—		43,454
Total operating revenues	185,891	117,821	—		303,712
Operating expenses:
Operating and maintenance	28,954	6,624	—		35,578
Selling, general and administrative	21,497	7,604	—		29,101
Depreciation and amortization	21,190	4,734	—		25,924
Total operating expenses	71,641	18,962	—		90,603
Operating income	114,250	98,859	—		213,109
Other income, net	1,242	—	—		1,242
Interest expense (income), net	1,672	—	3,610	(f)	5,282
Income before income taxes	113,820	98,859	(3,610)		209,069
Income tax expense	4,053	37,519	(37,519)	(a)	4,053
Net income	$109,767	$61,340	$33,909		$205,016
Net income attributable to predecessor operations	(6,189)				(6,189)
General partner interest in net income	(2,927)				(4,832)
Limited partner interest in net income	$100,651				$193,995
Net income per limited partner unit – basic	$2.47				$3.62
Net income per limited partner unit – diluted	$2.46				$3.61
Weighted-average limited partner units outstanding - basic	40,739		12,363	(b)	53,618
			516	(g)
Weighted-average limited partner units outstanding - diluted	40,847		12,363	(b)	53,726
			516	(g)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EQT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	EQT Midstream Partners, LP	Jupiter Gathering System	Pro Forma Adjustments		EQT Midstream Partners, LP Pro Forma

	(Thousands, except per unit amounts)
Revenues:
Operating revenues – affiliate	$106,180	$63,095	$—		$169,275
Operating revenues – third party	30,730	—	—		30,730
Total operating revenues	136,910	63,095	—		200,005
Operating expenses:
Operating and maintenance	29,405	4,845	—		34,250
Selling, general and administrative	16,614	4,588	—		21,202
Depreciation and amortization	15,740	3,791	—		19,531
Total operating expenses	61,759	13,224	—		74,983
Operating income	75,151	49,871	—		125,022
Other income, net	8,228	—	—		8,228
Interest expense (income), net	2,944	—	3,610	(f)	6,554
Income before income taxes	80,435	49,871	(3,610)		126,696
Income tax expense	17,313	18,752	(18,752)	(a)	17,313
Net income	$63,122	$31,119	$15,142		$109,383
Net income attributable to predecessor operations	(26,563)				(26,563)
General partner interest in net income	(791)				(1,656)
Limited partner interest in net income	$35,768				$81,164
Net income per limited partner unit – basic	$1.03				$1.71
Net income per limited partner unit – diluted	$1.03				$1.70
Weighted-average limited partner units outstanding - basic	34,679		12,363	(b)	47,558
			516	(g)
Weighted-average limited partner units outstanding - diluted	34,734		12,363	(b)	47,613
			516	(g)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EQT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	EQT Midstream Partners, LP	Jupiter Gathering System	Pro Forma Adjustments		EQT Midstream Partners, LP Pro Forma
	(Thousands, except per unit amounts)
Revenues:
Operating revenues – affiliate	$86,556	$41,373	$—		$127,929
Operating revenues – third party	23,057	—	—		23,057
Total operating revenues	109,613	41,373	—		150,986
Operating expenses:
Operating and maintenance	26,221	3,094	—		29,315
Selling, general and administrative	17,302	2,374	—		19,676
Depreciation and amortization	11,470	2,816	—		14,286
Total operating expenses	54,993	8,284	—		63,277
Operating income	54,620	33,089	—		87,709
Other income, net	3,826	—	—		3,826
Interest expense (income), net	5,050	—	3,610	(f)	8,660
Income before income taxes	53,396	33,089	(3,610)		82,875
Income tax expense	20,807	12,448	(12,448)	(a)	20,807
Net income	$32,589	$20,641	$8,838		$62,068

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EQT MIDSTREAM PARTNERS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2014

	EQT Midstream Partners, LP	Jupiter Gathering System	Pro Forma Adjustments		EQT Midstream Partners, LP Pro Forma
	(Thousands)
ASSETS
Cash and cash equivalents	$24,048	$—	$936,459	(b)	$24,048
			(32,776)	(c)
			(1,500)	(d)
			218,817	(e)
			(1,121,000)	(g)
Accounts receivable, net	14,088	—	—		14,088
Accounts receivable – affiliate	9,949	10,347	—		20,296
Other current assets	1,879	244	(244)	(a)	1,879
Net property plant & equipment	863,235	155,574	—		1,018,809
Regulatory assets	16,323	—	—		16,323
Other assets	4,604	—	—		4,604
TOTAL ASSETS	$934,126	$166,165	$(244)		$1,100,047

LIABILITIES AND CAPITAL
Accounts payable	$8,092	$—	$—		$8,092
Due to related party	9,878	4,315	—		14,193
Lease obligation – current	2,967	—	—		2,967
Accrued liabilities	5,094	472	(10)	(a)	5,556
Taxes payable	—	8,737	(8,737)	(a)
Short-term loans	110,000	—	218,817	(e)	328,817
Lease obligation – long term	134,105	—	—		134,105
Deferred income taxes	—	39,920	(39,920)	(a)	—
Other long-term liabilities	6,763	—	—		6,763
Common unitholders	826,693	—	936,459	(b)	1,588,954
			(32,776)	(c)
			(1,500)	(d)
			39,091	(g)
			(179,013)	(g)
Subordinated unitholders	(171,898)	—	(783,855)	(g)	(955,753)

General partner interest	2,432	—	19,909	(g)	(33,647)
			(55,988)	(g)
Parent net equity	—	112,721	48,423	(a)	—
			(161,144)	(g)
TOTAL LIABILITIES AND CAPITAL	$934,126	$166,165	$(244)		$1,100,047

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EQT MIDSTREAM PARTNERS, LP

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.              Basis of Presentation

The unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of the Partnership and the historical financial statements of Jupiter. The pro forma adjustments have been prepared as if the Jupiter Acquisition and certain related transactions occurred on January 1, 2011 in the case of the unaudited pro forma statements of consolidated operations for the three months ended March 31, 2014 and for the years ended December 31, 2013, 2012, 2011 and on March 31, 2014 in the case of the unaudited pro forma condensed consolidated balance sheet. The Jupiter Acquisition was recorded at EQT’s historical cost as the acquisition was a transaction between entities under common control.

2.              Pro Forma Adjustments and Assumptions

The pro forma adjustments were based on currently available information and certain estimates and assumptions and therefore the actual effects of these transactions will differ from the pro forma adjustments. A general description of these transactions and adjustments follows:

(a)         The elimination of the impact of federal and state income taxes of Jupiter as the Partnership is a non-taxable entity. At March 31, 2014, the required adjustments to the condensed consolidated balance sheet were: an $8.7 million adjustment to eliminate the income tax payable, a $10,000 adjustment to eliminate the unrecognized tax benefits and a $39.7 million adjustment to eliminate the net deferred income tax liabilities. Income tax expense of $9.1 million, $37.5 million, $18.8 million and $12.4 million was eliminated for the three months ended March 31, 2014 and for the years ended December 31, 2013, 2012 and 2011, respectively.

(b)         The gross proceeds of approximately $936 million from the issuance and sale of 12,362,500 common units, which included the exercise in full of the underwriters’ option to purchase 1,612,500 additional common units, at an offering price of $75.75 per unit.

(c)          The payment of estimated underwriting discounts and commissions.

(d)         The payment of estimated offering expenses.

(e)          The borrowing of approximately $219 million under the Partnership’s revolving credit facility to fund a portion of the purchase price of the acquisition.

(f)           The interest expense on approximately $219 million in borrowings under the revolving credit facility as though the borrowing occurred on January 1, 2011. Interest is calculated at an estimated annual interest rate of 1.65%. A one-eighth percentage point change in the interest rate would change pro forma interest expense by approximately $0.1 million for the three months ended March 31, 2014 and by approximately $0.3 million for the years ended December 31, 2013, 2012 and 2011.

(g)          The aggregate base consideration to EQT is as follows (amounts in millions):

Cash consideration	$1,121
Issuance of common units (1)	$39
Issuance of general partner units (2)	$20
Total base consideration	$1,180

The pro forma elimination/transaction adjustments associated with the aggregate consideration are (amounts in millions):

Pro forma historical net equity of Jupiter	$161
Adjustments for purchase of assets under common control:
Common (3)	$179
Subordinated (3)	$784
General partner (3)	$56
Total	$1,180

(1)         The issuance of 516,050 common units to EQT at the assumed offering price of $75.75 per unit is approximately $39 million.

(2)         The issuance of 262,828 general partner units to EQT at the assumed offering price of $75.75 per unit is approximately $20 million to maintain the general partner’s 2% ownership interest.

(3)         Under common control accounting, the excess of consideration paid over the historical net book value of assets acquired and liabilities assumed is recorded as a decrease to partners’ capital.

3.              Pro Forma Net Income per Limited Partner Unit

Pro forma net income per limited partner unit was determined by dividing the pro forma net income that would have been allocated, in accordance with the net income and loss allocation provisions of the partnership agreement, to the common and subordinated unitholders under the two-class method, after deducting the general partner’s interest of 2% in the pro forma net income in addition to giving effect to incentive distributions allocable to the general partner described below, by the number of common and subordinated units outstanding at the closing of the transactions described above in Note 2, assuming the common units issued in connection with those transactions were outstanding since January 1, 2011.  Net income per limited partner unit was not presented for the year ended December 31, 2011 because the Partnership completed its initial public offering on July 2, 2012.  Therefore, per unit information was not informative for the year ended December 31, 2011.

Securities that met the definition of a participating security were required to be considered for inclusion in the computation of basic earnings per limited partner unit using the two-class method. Under the two-class method, earnings per limited partner unit was calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner had discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner had other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.

Pursuant to the partnership agreement, to the extent that the quarterly distributions exceed certain targets, the general partner is entitled to receive certain incentive distributions that will result in more net income proportionately being allocated to the general partner than to the holders of common and subordinated units. The pro forma net income per limited partner unit calculations includes incentive distributions declared and paid to the general partner in the amount of $1.0 million for the three months ended March 31, 2014 and $0.8 million declared and paid to the general partner for the year ended December 31, 2013.